SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2001

Tyson Foods, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-3400	71-0225165
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2210 West Oaklawn Drive, Springdale, Arkansas (Address of Principal Executive Offices)		72762-6999 (Zip Code)

Registrant's telephone number, including area code (501) 290-4000

N/A
_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

        (a)       Pursuant to an Agreement and Plan of Merger dated as of January 1, 2001, among Tyson Foods, Inc., a Delaware corporation ("Tyson"), Lasso Acquisition Corporation, a Delaware corporation ("Purchaser") and IBP, inc., a Delaware corporation ("IBP"), as modified by the Stipulation and Order dated June 27, 2001 (the "Stipulation") (as modified by the Stipulation (except where the context otherwise indicates), the "Merger Agreement"), Tyson commenced a tender offer on July 3, 2001, pursuant to which Tyson, through Purchaser, offered to purchase up to the number of shares of common stock, par value $0.05 per share (the "Shares") of IBP, that represented, together with the Shares then owned by Tyson, 50.1% of the Shares, at a purchase price of $30.00 per Share, net to the seller in cash, without interest (as amended, supplemented or otherwise modified from time to time, the "Offer").

       The Offer expired at 12:00 Midnight on August 3, 2001. On August 4, 2001, Tyson announced that it had accepted the number of Shares tendered in the Offer that represented, together with the Shares then owned by Tyson, 50.1% of the Shares. On August 9, 2001, Tyson announced that it had accepted and purchased 53,612,799 Shares pursuant to the Offer, which together with the Shares then owned by Tyson, represented 50.1% of the Shares.

        Tyson purchased 574,200 Shares on November 30, 2000 and December 1, 2000 with general working capital funds of Tyson for an aggregate purchase price of $12,925,392 (net of brokerage commissions). Tyson and Purchaser purchased the 53,612,799 Shares pursuant to the Offer with borrowed funds, for an aggregate purchase price of $1,608,383,970. Tyson and Purchaser obtained such funds from credit facilities entered into on August 3, 2001, which support aggregate borrowings of up to $2.85 billion. These credit facilities are filed as Exhibits 10.1 and 10.2 to this Current Report.

         The Merger Agreement provides that following the satisfaction or waiver of certain conditions in the Merger Agreement, IBP will be merged with and into Purchaser with the Purchaser continuing as the surviving corporation (the "Merger"). At the effective time of the Merger (the "Effective Time"), each Share outstanding immediately prior to the Effective Time (other than Shares owned by Tyson, Purchaser or other subsidiaries of Tyson) would be converted into the right to receive shares of Tyson Class A common stock, par value $0.10 per share (the "Tyson Class A Common Stock"), having a value of $30.00 if, during the fifteen trading day period ending on the fifth trading day before the Effective Time, the average per share closing price of Tyson Class A Common Stock is at least $12.60 and no more than $15.40. If the average per share price of Tyson Class A Common Stock is less than $12.60, 2.381 shares of Tyson Class A Common Stock will be exchanged for each Share. If the average per share price of Tyson Class A Common Stock is more than $15.40, 1.948 shares of Tyson Class A Common Stock will be exchanged for each Share.

       (b)       IBP is one of the world's largest manufacturers of fresh meats and frozen and refrigerated food products. The acquisition of IBP will allow Tyson to expand its business to include the processing and marketing of beef and pork products. Tyson plans to use its expertise to accelerate IBP's program to develop value-added convenience foods and case ready retail products in beef and pork. It is currently expected that the business and operations of IBP will be continued substantially as they are currently being conducted.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired:

The financial statements of the business acquired as required by this Item 7(a) will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information:

The pro forma financial information as required by this Item 7(b) will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date the Current Report on Form 8-K is required to be filed.

(c)  Exhibits:

         Exhibit                    Description

2.1	Agreement and Plan of Merger among IBP, Tyson and Purchaser dated as of January 1, 2001 (incorporated by reference to Exhibit (d)(4) to Amendment No. 9 to the Schedule TO filed on January 5, 2001).
2.2

Stipulation and Order dated June 27, 2001, IBP, inc. v. Tyson Foods, Inc., C.A. No. 18373, Court of Chancery of the State of Delaware (incorporated by reference to the Schedule TO filed on July 3, 2001).

10.1

Credit Agreement among Tyson, The Chase Manhattan Bank ("Chase"), J.P. Morgan Securities Inc. ("JPMorgan"), Merrill Lynch Capital Corporation, SunTrust Bank and SunTrust Capital Markets, Inc. with respect to a senior unsecured bridge credit facility in an aggregate principal amount of $2.5 billion dated August 3, 2001 (incorporated by reference to Exhibit (b)(3) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

10.2

Receivables Bridge Credit Agreement among Tyson, Chase and JPMorgan with respect to a senior unsecured receivables bridge credit facility in an aggregate principal amount of $350 million dated August 3, 2001 (incorporated by reference to Exhibit (b)(4) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   TYSON FOODS, INC.

                                                 Date: August 16, 2001                                               By:_/s/ R. Read Hudson
                                                                                                                                  Name: R. Read Hudson
                                                                                                                                  Title: Secretary

EXHIBIT INDEX

The following exhibits are filed herewith.

         Exhibit                    Description

2.1	Agreement and Plan of Merger among IBP, Tyson and Purchaser dated as of January 1, 2001 (incorporated by reference to Exhibit (d)(4) to Amendment No. 9 to the Schedule TO filed on January 5, 2001).
2.2

Stipulation and Order dated June 27, 2001, IBP, inc. v. Tyson Foods, Inc., C.A. No. 18373, Court of Chancery of the State of Delaware (incorporated by reference to the Schedule TO filed on July 3, 2001).

10.1

Credit Agreement among Tyson, The Chase Manhattan Bank ("Chase"), J.P. Morgan Securities Inc. ("JPMorgan"), Merrill Lynch Capital Corporation, SunTrust Bank and SunTrust Capital Markets, Inc. with respect to a senior unsecured bridge credit facility in an aggregate principal amount of $2.5 billion dated August 3, 2001 (incorporated by reference to Exhibit (b)(3) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).

10.2

Receivables Bridge Credit Agreement among Tyson, Chase and JPMorgan with respect to a senior unsecured receivables bridge credit facility in an aggregate principal amount of $350 million dated August 3, 2001 (incorporated by reference to Exhibit (b)(4) to Amendment No. 6 to the Schedule TO filed on August 6, 2001).